Investor Presentation

(Based upon Second Quarter 2007 results)

August 6, 2007

  Future operating results

  Subscriber growth and retention

  Results of eFax price change

  New products, services and features

  Corporate spending

  Liquidity

  Network capacity and coverage

  Regulatory developments

  Taxes

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled “Financial
Guidance.” These forward-looking statements are based on management’s current expectations or beliefs as of August 6, 2007 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.
Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

Safe Harbor for Forward-Looking Statements

All information in this presentation speaks as of August 6, 2007 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

Inability to sustain growth in our customer base, revenue or profitability

Competition in price, quality, features and geographic coverage; worse than expected results of eFax price change

Higher than expected tax rates or exposure to additional tax liability

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desired locations

Enactment of burdensome telecommunications or Internet regulations including increased taxes or fees

Reduced use of fax services due to increased use of email or widespread adoption of digital signatures

Inadequate intellectual property protection or violations of third party intellectual property rights

System failures or breach of system or network security and resulting harm to our reputation

Inability to adapt to technological change, or third party development of new technologies superior to ours

Economic downturns in industries which rely heavily on fax transmissions

Loss of services of executive officers and other key employees

Inability to maintain existing or enter into new supplier and marketing relationships on acceptable terms

Other factors set forth in our Annual Report on Form 10-K filed on 03/12/07 and the other reports filed by us from time to time with the Securities and Exchange Commission

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Messaging as a Service

Core j2 Global Assets

11.6 million Subscribed Telephone Numbers (DIDs)

Global Advanced Messaging Network

> 2,900 cities in 42 countries on 5 continents

17.0MM + unique DIDs worldwide in inventory

Patented Technology

A portfolio of 54 issued patents, and numerous pending U.S. and foreign patent applications

Licensing programs designed to monetize the portfolio

Expertise

Effective customer acquisition strategies and Web marketing

Breadth, depth and management of a complex network & architecture

Strong Financial Position

11 consecutive years of Revenue growth

5 consecutive years of positive and growing Operating Earnings

$233.1MM of cash & investments to fund growth (as of 06/30/07)

Nominal amount of debt

Subscriber Acquisition

Individuals

Targeted marketing (search, online media and radio)

Sold primarily through: www.eFax.com , www.j2.com, www.onebox.com and
www.evoice.com

Use of proprietary Life Cycle Management

Advertising & Calling-Party-Pays revenue supports the Free base

Small to Mid-Sized Businesses (SMBs)

Sold through: www.eFaxCorporate.com, supported by Telesales

Self-service Web-based broadcast fax engine at www.jblast.com

Outsourced email, spam & virus protection and archiving

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Enterprise (SMEs)/Large Enterprise/Government

Direct sales force

Marketed through Web and traditional direct selling methods

Designed for > 150 DID accounts

Paid Subscription Drivers

Six Drivers for Paid DID Additions

Subscribers coming directly to the Company’s Websites/Telesales

Brand awareness driven by demand-generation programs and “word of mouth”

Search engine discovery

Accounts for ~ 45% monthly paid DID signups

Free-to-Paid subscriber upgrades

Life Cycle Management

eFax Corporate SMB sales

Hybrid Website and human interaction (i.e. Telesales)

Direct SME/Enterprise/Government

Through the outside Corporate Sales team

Direct domestic marketing spend for paid subscribers

Targeted marketing program across various media

International marketing programs

Operations Update

eFax® Price Change Update

New Customers Signup on New Pricing

All at $16.95 (monthly) or $169.50 (annual) in January

Existing Customers Continue to Migrate to New Pricing

~ 40% at end of Q4 2006

~ 60% at end of Q1 2007

~ 80% at end of Q2 2007

Cancels within Expected Range

10%-15% incremental cancels

Monitor Impact Through Year End

Resumption of pre-price change metrics in Q4 2007

Voice Services Update

Voice Services Paid DIDs Represent > 5% of the Paid DID Base

Growth Rate from Q1 2007 to Q2 2007 > 30%

Current Target Customer is SMB with 2 – 15 Persons

Acquired YAC in Q3 with UK Base of Voice Services Customers

Marketing to Internal Customer Base

Beginning to Test External Marketing with Search and Radio

New Marketing Tests

Began National Radio Spots During January

Utilized Primarily Talk Show Format

Variety of personalities including Kim Komando, Colin Cowherd,
Laura Ingraham, Hugh Hewitt, Dennis Miller, Leo Laporte

Ad spots and show sponsorship

Primarily eFax oriented

eFax Radio Spot

Testing Voice Services Spots Now

eVoice Radio Spot

Refinement Will Continue through End of 2007

Financial Highlights

Q2 2007 Non-GAAP Financial Results

GAAP Revenues

$54.0 MM

Gross Profit/Margin (1)

$43.9 MM

81.3%

Operating Profit/Margin (1)

$23.9 MM

44.2%

Non-GAAP EPS (2)

$0.36 Per Share

Free Cash Flow (3)

$20.6 MM

Cash and Investments

$233.1 MM

Margin

(1)     Excludes SFAS 123(R) non-cash compensation expense. See slide 19 for a reconciliation to the nearest GAAP financial measure.

(2)     Excludes SFAS 123(R) non-cash compensation expense, net of tax benefit, of $0.02 per diluted share. Based on an estimated effective annual tax rate of 30% and 51.2 million fully diluted shares outstanding. See slide 19 for a reconciliation to the nearest
         GAAP financial measure.

(3)    See slide 18 for a reconciliation to the nearest GAAP financial measure.

Margin Trends by Year

Operating margins for 2004 to 2006 are based on Modified earnings. Q1
2007 and Q2 2007 excludes SFAS 123(R) non-cash compensation, net of tax benefit. See slides 19 and 20 for reconciliations to the nearest GAAP financial measures.

Financial Guidance

(1)   Excludes SFAS 123(R) non-cash compensation, net of tax benefit. Assumes an effective annual tax rate of approximately
30% and 51.2 million fully diluted shares outstanding.

$0.36 - $0.37

$56.0 - $57.5

Q3

2007

$1.35 - $1.45

Non-GAAP EPS (1)

$217 - $229

Revenues (MM)

Fiscal Year

2007

Supplemental Information

Metrics

2007

2007

Q1

Q2

Q3

Q4

Total

Q1

Q2

Q3

Q4

Total

Q1

Q2

Fixed Subscriber Revenues

$22,773

$23,756

$25,229

$26,963

$98,721

$28,537

$29,855

$32,179

$36,013

$126,586

$37,765

$39,653

Variable Subscriber Revenues

8,502

10,323

11,258

10,901

40,985

12,025

12,816

12,312

11,433

48,585

12,528

12,961

   Subscriber Revenues

$31,275

$34,079

$36,487

$37,864

139,706

$40,562

$42,671

$44,491

$47,447

175,171

$50,293

$52,613

Other Revenues

949

806

1,202

1,279

4,235

1,456

1,595

1,400

1,457

5,908

3,849

1,367

      Total Revenues

$32,224

$34,885

$37,689

$39,143

143,941

$42,018

$44,266

$45,891

$48,904

181,079

$54,141

$53,980

DID Based Revenues

$30,186

$33,009

$34,760

$36,063

$134,018

$38,718

$40,683

$42,832

$45,650

$167,882

$48,130

$50,084

Non-DID Revenues

2,038

1,876

2,929

3,080

9,923

3,300

3,583

3,059

3,254

13,197

6,011

3,895

Total Revenues

$32,224

$34,885

$37,689

$39,143

143,941

$42,018

$44,266

$45,891

$48,904

181,079

$54,141

$53,980

Subscriber Revenue/Total Revenues

97.1%

97.7%

96.8%

96.7%

97.1%

96.5%

96.4%

96.9%

97.0%

96.7%

92.9%

97.5%

DID Based/Total Revenues

93.7%

94.6%

92.2%

92.1%

93.1%

92.1%

91.9%

93.3%

93.3%

92.7%

88.9%

92.8%

%

Fixed

Subscriber Revenues

72.8%

69.7%

69.1%

71.2%

70.7%

70.4%

70.0%

72.3%

75.9%

72.3%

75.1%

75.4%

%

Variable

Subscriber Revenues

27.2%

30.3%

30.9%

28.8%

29.3%

29.6%

30.0%

27.7%

24.1%

27.7%

24.9%

24.6%

Paid DIDs

(1) (2) (3)

598,490

641,720

691,096

740,120

788,130

836,576

887,801

906,652

930,273

972,599

Average Monthly Revenue/DID

$16.85

$17.21

$16.89

$16.36

$16.39

$16.15

$15.98

$16.45

$16.96

$16.96

Cancel Rate

(4)

2.9%

2.5%

2.6%

2.4%

2.5%

2.6%

2.7%

2.9%

3.0%

2.8%

Free DIDs

8,448,517

8,653,386

9,549,886

10,423,723

10,225,974

10,537,817

10,619,571

10,322,922

10,355,815

10,671,519

Average Monthly Revenue/DID

$0.04

$0.04

$0.03

$0.03

$0.04

$0.04

$0.05

$0.04

$0.05

$0.05

Total DID Inventory (MM)

12.7

13.6

14.2

14.6

15.2

15.2

16.2

16.4

16.9

17.0

Cities Covered

1,500

1,500

2,005

2,021

1,814

1,814

2,330

2,727

2,884

2,933

Countries Covered

23

25

26

26

29

32

35

37

40

42

Cash & Investment

(millions)

$98.5

$108.6

$131.6

$144.5

$162.3

$174.9

$171.0

$191.6

$210.3

$233.1

Free Cash Flow

(5)

(millions)

$11.3

$13.8

$13.5

$16.8

$55.4

$18.5

$11.0

$12.4

$23.9

$65.8

$26.1

$20.6

(1)

For Q3 2006, the DIDs reflect net changes related to anticipated unprovisioned Corporate DIDs.

(2)

For Q4 2006, the DIDs reflect net changes related to anticipated unprovisioned Corporate DIDs and the adjustments associated with a database upgrade.

(3)

For Q3 2006, Q4 2006, Q1 2007 and Q2 2007, the Send 2 Fax DIDs reflect a reserve for the net impact of product migration and a price increase.

(4)

Cancel Rate is defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month), and DIDS related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

(5)

Free Cash Flow is net cash provided by operating activities, less purchases of property and equipment.

2005

2006

(1) Net cash provided by operating activities, less purchases of property & equipment.  Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Computation of Free Cash Flow

($ in millions)

Q1 '05

Q2 '05

Q3 '05

Q4 '05

Q1 '06

Q2 '06

Q3 '06

Q4 '06

Q1 '07

Q2 '07

Net cash provided by operating activities

$13.762

$15.227

$15.951

$19.405

$19.245

$14.250

$13.607

$25.903

$26.659

$23.113

Purchases of property & equipment

(2.473)

(1.420)

(2.433)

(2.602)

(0.757)

(3.288)

(1.181)

(1.973)

(0.529)

(2.506)

Free Cash Flow

(1)

$11.289

$13.807

$13.518

$16.803

$18.488

$10.962

$12.426

$23.930

$26.130

$20.607

GAAP Reconciliation

(1)    Stock-based compensation is as follows: for Q2, Cost of revenues is $140K, Sales and Marketing is $264K, R&D is $184K, and G&A is $1,114K
       and for Q1, Cost of revenues is $182K, Sales and Marketing is $278K, R&D is $173K, and G&A is $1,097K.

(2)    Income tax expense is adjusted for the net impact of item 1 above.

19

j2 GLOBAL COMMUNICATIONS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Non-GAAP

Non-GAAP

Reported

Entries

Non-GAAP

Reported

Entries

Non-GAAP

Revenues

Subscriber

52,613

$

-

$

52,613

$

50,293

$

-

$

50,293

$

Other

1,367

-

1,367

3,848

-

3,848

Total revenues

53,980

-

53,980

54,141

-

54,141

Cost of revenues

(1)

10,232

(140)

10,092

10,990

(182)

10,808

Gross profit

43,748

140

43,888

43,151

182

43,333

Operating expenses:

Sales and marketing

(1)

9,672

(264)

9,408

8,780

(278)

8,502

Research, development and engineering

(1)

2,976

(184)

2,792

2,713

(173)

2,540

General and administrative

(1)

8,950

(1,114)

7,836

9,825

(1,097)

8,728

Total operating expenses

21,598

(1,562)

20,036

21,318

(1,548)

19,770

Operating earnings

22,150

1,702

23,852

21,833

1,730

23,563

Other income and expenses:

Interest and other income, net

2,398

-

2,398

1,725

-

1,725

Total other income and expenses:

2,398

-

2,398

1,725

-

1,725

Earnings before income taxes

24,548

1,702

26,250

23,558

1,730

25,288

Income tax expense

(2)

7,470

518

7,988

7,119

464

7,583

Net earnings

17,078

$

1,184

$

18,262

$

16,439

$

1,266

$

17,705

$

Basic net earnings per share

0.35

$

0.37

$

0.34

$

0.36

$

Diluted net earnings per share

0.33

$

0.36

$

0.32

$

0.35

$

Basic weighted average shares outstanding

49,108,309

49,108,309

48,822,735

48,822,735

Diluted weighted average shares outstanding

51,007,561

51,225,457

50,680,093

50,905,135

THREE MONTHS ENDED JUNE 30, 2007

THREE MONTHS ENDED MARCH 31, 2007

GAAP Reconciliation

(1)   Stock-based compensation and charges for payroll tax and employee compensation liabilities associated with inadvertent measurement date errors in prior stock option grants are as follows: 2006 Adjustments - Cost of revenues is $571K, Sales and Marketing is $1,236K, R&D is $759K, and G&A is $4,998K, 2005 Adjustments - Cost of revenues is $113K, Sales and Marketing is $149K, R&D is $265K, and G&A is $819K, 2004 Adjustments - Cost of revenues is $49K, Sales and Marketing is $91K, R&D is $84K and G&A is $461K.

(2)   2006 G&A also includes adjustments of$2.9M pre-tax ($1.7M after-tax) for stock option investigation and $1.3M pre-tax ($0.8M after-tax) for G&A costs related to enhancement of internal controls relating to global tax structure.

(3)   2006 Other Income and Expense includes and adjustment for $30K related to payroll tax and employee compensation liabilities associated with stock option investigation.  2005 Other Income excludes gains from sale of investment of $9,808K.

(4)   Income tax expense is adjusted for the net impact of items 1, 2 and 3 above.

20

j2 GLOBAL COMMUNICATIONS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Non-GAAP

Non-GAAP

Non-GAAP

Reported

Entries

Modified

Reported

Entries

Modified

Reported

Entries

Modified

Revenues

Subscriber

175,171

$

-

$

175,171

$

139,706

$

-

$

139,706

$

103,160

$

-

$

103,160

$

Other

5,908

-

5,908

4,235

-

4,235

3,183

-

3,183

Total revenues

181,079

-

181,079

143,941

-

143,941

106,343

-

106,343

Cost of revenues

(1)

36,723

(571)

36,152

29,844

(113)

29,731

21,018

(49)

20,969

Gross profit

144,356

571

144,927

114,097

113

114,210

85,325

49

85,374

Operating expenses:

Sales and marketing

(1)

30,792

(1,236)

29,556

23,025

(149)

22,876

18,591

(91)

18,500

Research, development and engineering

(1)

8,773

(759)

8,014

7,134

(265)

6,869

5,333

(84)

5,249

General and administrative

(1) (2)

38,754

(9,136)

29,618

23,464

(819)

22,645

16,049

(461)

15,588

Total operating expenses

78,319

(11,131)

67,188

53,623

(1,233)

52,390

39,973

(636)

39,337

Operating earnings

66,037

11,702

77,739

60,474

1,346

61,820

45,352

685

46,037

Other income and expenses:

Interest and other income, net

(3)

7,195

30

7,225

13,148

(9,808)

3,340

1,183

-

1,183

Total other income and expenses:

7,195

30

7,225

13,148

(9,808)

3,340

1,183

-

1,183

Earnings before income taxes

73,232

11,732

84,964

73,622

(8,462)

65,160

46,535

685

47,220

Income tax expense

(2)

Income tax expense

(4)

20,101

3,994

24,095

23,004

(3,409)

19,595

15,919

209

16,128

Net earnings

53,131

$

7,738

$

60,869

$

50,618

$

(5,053)

$

45,565

$

30,616

$

476

$

31,092

$

Basic net earnings per share

1.08

$

1.24

$

1.05

$

0.94

$

0.66

$

0.67

$

Diluted net earnings per share

1.04

$

1.19

$

0.99

$

0.89

$

0.61

$

0.62

$

Basic weighted average shares outstanding

49,209,129

49,209,129

48,224,818

48,224,818

46,625,488

46,625,488

Diluted weighted average shares outstanding

51,048,995

51,330,932

51,171,794

51,261,185

49,828,208

49,828,208

TWELVE MONTHS ENDED

DECEMBER 31, 2004

TWELVE MONTHS ENDED

DECEMBER 31, 2005

TWELVE MONTHS ENDED

DECEMBER 31, 2006

®